UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 9, 2006
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Operational Update and Our Properties
Unaudited Pro Forma Condensed Combined Financial Information

Item 2.02 Results of Operations and Financial Condition
The information contained in this Item 2.02 and the exhibit attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
On January 9, 2006, Petrohawk Energy Corporation (“Petrohawk”) issued a press release with respect to our 2005 operating results and outlook for 2006. The press release is furnished as Exhibit 99.1 to this Current Report.
Item 7.01 Regulation FD Disclosure
The information contained in this Item 7.01 and the exhibits attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
On December 14, 2005, Petrohawk Energy Corporation announced that it had entered into definitive agreements to purchase all of the issued and outstanding common stock of Winwell Resources, Inc. (the “Winwell Stock Purchase”) and certain assets from Redley Company, Burris Run Company and Red Clay Minerals (the “Asset Purchase”, collectively with the Winwell Stock Purchase, the “North Louisiana Acquisitions”). Petrohawk intends to finance the Winwell Stock Purchase and the Asset Purchase with a combination of cash, bank debt and a portion of the proceeds from an equity issuance in the range of $150 million to $190 million. Pursuant to Regulation FD, Petrohawk is hereby furnishing exhibits which contain additional information relating to Petrohawk, as follows:
•	Guidance Update and Our Properties; and

•	Unaudited Pro Forma Condensed Combined Financial Information.
Item 9.01 Financial Statements and Exhibits
This information contained in this Item 9.01 and the exhibits attached hereto are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
(c)   Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:
99.1	Press release issued by Petrohawk Energy Corporation dated January 9, 2006

99.2	Guidance Update and Our Properties

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By: /s/ Shane M. Bayless
Executive Vice President — Chief Financial
Officer and Treasurer Date: January 11, 2006

EXHIBIT INDEX

99.1	Press release issued by Petrohawk Energy Corporation dated January 9, 2006.
99.2	Guidance Update and Our Properties
99.3	Unaudited Pro Forma Condensed Combined Financial Information